UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 15, 2005

                             CAN CAL RESOURCES LTD.
----------------------------------------------------------------------
               (Exact Name of Company as Specified in its Charter)

             NEVADA                      0-26669            88-0336988
--------------------------------   ---------------------    ----------
(State or other jurisdiction of   (Commission File No.)   (I.R.S. Employer
incorporation or organization)                            Identification No.)


2500 VISTA MAR DRIVE
LAS VEGAS, NV                                                  89128
--------------------------------------------------------    ----------
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (702) 243-1849


                                 Not Applicable
----------------------------------------------------------------------
               Former Name, Former Address or Former Fiscal Year,,
                          If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          L.L. Bradford & Company, was previously the principal certifying accountants for Can Cal Resources, Inc. the "Registrant"). On July 15, 2005 ("Dismissal Date"), LL Bradford & Company's appointment as principal accountants was terminated, and they were dismissed. Concurrently, De Joya Griffith & Company, LLC was engaged as principal accountants. The decision to change accountants was approved by the full board of directors of the Registrant.

         During the Registrant's two most fiscal years ended December 31, 2003 and 2004, and until the Dismissal Date, there were no disagreements between the Registrant and LL Bradford & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

          None of the "reportable events" described under Item 304(a)(1)(iv) of Regulation S-B occurred within the Registrant's two most recent fiscal years or until the Dismissal Date.

         The audit reports of LL Bradford & Company on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from LL Bradford & Company is attached as
Exhibit 16.2.

         During the Registrant's two most recent fiscal years ended December 31, 2003 and 2004 and until the Dismissal Date, the Registrant did not consult with LL Bradford & Company regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-B.

SIGNATURES

       In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CAN-CAL RESOURCES LTD.
                                           (REGISTRANT)



Date:  April 3, 2006                      By:   /s/ Ronald  D. Sloan
						 --------------------
                                               	     RONALD D. SLOAN,
                                                     Chief Executive Officer
						     and President




EXHIBIT 16.2